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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):             April 2, 2001
                                                              -------------



                          Amwest Insurance Group, Inc.
                          ----------------------------
             (Exact name of Registrant as specified in its charter)

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
Delaware                          1-9580                         95-2672141
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(State or other jurisdiction    (Commission                   (IRS Employer
 of incorporation)              File number)            Identification No.)

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5230 Las Virgenes Road, Calabasas,                                    91302
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code           (818) 871-2000
                                                             --------------



                   This document contains a total of 5 pages.
                      The exhibit index begins on Page 3.


                               Page 1 of 5 Pages
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     ITEM 5.  Other Events

          On April 2, 2001, the Registrant announced the promotion of Jeffrey A. Shonka to the position of President and Chief Operating Officer and Phillip
     E. Huff to the position of Executive Vice President and Chief Financial Officer.

          A copy of the press release dated April 2, 2001, announcing the above is attached hereto as Exhibit 99-1.

     ITEM 7.  Financial Statements and Exhibits

          The following is furnished as an Exhibit to this report:

          99-1  Press Release of Registrant dated April 2, 2001.



                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    AMWEST INSURANCE GROUP, INC.



     Dated: April 3, 2001               By: /s/ Phillip E. Huff
                                            -------------------
                                            Phillip E. Huff
                                            Executive Vice President
                                            Chief Financial Officer


                               Page 2 of 5 Pages
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                            INDEX OF EXHIBITS


Exhibit                                                   Sequentially
Number    Description                                     Numbered Page
------    -----------                                     -------------

99-1      Press Release of Registrant dated April 2, 2001         4




                               Page 3 of 5 Pages